                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Carlisle Companies Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                        CARLISLE COMPANIES INCORPORATED
                      250 SOUTH CLINTON STREET, SUITE 201
                         SYRACUSE, NEW YORK 13202-1258
                                 (315) 474-2500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

    The 1996 Annual Meeting of Shareholders of Carlisle Companies Incorporated (the "Company") will be held at the offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York on Monday, April 22, 1996, at 12 noon for the following purposes:

        1.  To elect three (3) Directors;

        2.  To transact any other business properly brought before the meeting.

    Only shareholders of record at the close of business on February 26, 1996 will be entitled to vote whether or not they have transferred their stock since that date.

    SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors

                                          STEVEN J. FORD
                                          SECRETARY
Syracuse, New York
March 15, 1996

                                PROXY STATEMENT
                                    GENERAL

    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by facsimile, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in connection therewith. Proxies may be revoked at any time prior to voting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 13.

    The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258. This Proxy Statement and the enclosed Proxy, together with the 1995 Annual Report, were mailed to shareholders on or about March 15, 1996. Upon written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 1995 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                               VOTING SECURITIES

    At the close of business on December 31, 1995, the Company had outstanding 15,318,838 shares of Common Stock of which 15,315,042 shares are entitled to vote. The remaining 3,796 shares are not entitled to vote until the holders of Carlisle Corporation common stock certificates exchange their certificates for certificates issued by the Company. The exchange is governed by an Agreement of Merger, dated March 7, 1986, which was approved by shareholders of Carlisle Corporation and became effective on May 30, 1986. Shares of the Company's Common Stock issued pursuant to the exchange before the February 26, 1996 record date will be entitled to vote at the Annual Meeting.

    The Company's Restated Certificate of Incorporation provides that each person who received Common Stock in connection with the Merger is entitled to five votes per share. Persons acquiring shares of the Company after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. The actual voting power of each holder of Common Stock will be based on shareholder records at the time of the Annual Meeting. See "Voting by Proxy and Confirmation of Beneficial
Ownership" beginning on page 13. In addition to the shares outstanding on December 31, 1995, holders of shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 26, 1996 (the record date for determining shareholders entitled to vote at the Annual Meeting) will be entitled to five votes per share unless the Board of Directors determines otherwise at the time of authorizing such issuance.

                               SECURITY OWNERSHIP

A.  BENEFICIAL OWNERS

    The following table provides certain information as of December 31, 1995 with respect to any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, the only class of the Company's voting securities. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or shares voting or investment decision power over shares. It does not necessarily mean that the person enjoys any economic benefit from those shares.

NAME AND ADDRESS OF BENEFICIAL OWNER                                         NUMBER OF SHARES       PERCENTAGE
---------------------------------------------------------------------------  ----------------       ----------
FMR Corp. .................................................................  1,213,500(a)                7.92
 82 Devonshire Street
 Boston, MA 02109
Ms. Magalen O. Bryant .....................................................    840,749(b)(c)             5.49
 c/o Carlisle Companies
 Incorporated
 250 S. Clinton St., Suite 201
 Syracuse, NY 13202
Mr. George L. Ohrstrom, Jr. ...............................................  1,112,422(b)(c)(f)(j)       7.26
 c/o Carlisle Companies
 Incorporated
 250 S. Clinton St., Suite 201
 Syracuse, NY 13202

B.  NOMINEES, DIRECTORS AND OFFICERS

    The following table provides information as of December 31, 1995, as reported to the Company by the persons and members of the group listed, as to the number of shares and the percentage of the Company's Common Stock beneficially owned by: (i) each Director, nominee and executive officer named in the Summary Compensation Table on page 7; and (ii) all Directors, nominees and current executive officers of the Company as a group.

NAME OF DIRECTOR/EXECUTIVE OR NUMBER OF PERSONS IN GROUP                     NUMBER OF SHARES       PERCENTAGE
---------------------------------------------------------------------------  ----------------       ----------
Magalen O. Bryant..........................................................    840,749(b)(c)              5.49
Donald G. Calder...........................................................      7,453(d)                  .05
                                                                                                     less than
Paul J. Choquette, Jr......................................................      1,430                     .01
                                                                                                     less than
Henry J. Forrest...........................................................        629                     .01
Dennis J. Hall.............................................................    156,619(h)(i)              1.01
Peter L.A. Jamieson........................................................     --                      --
Dr. Peter F. Krogh.........................................................     --                      --
Stephen P. Munn............................................................    564,116(e)(f)(h)(i)        3.63
George L. Ohrstrom, Jr.....................................................  1,112,422(b)(c)(f)(j)        7.26
Eriberto R. Scocimara......................................................      5,017(g)                  .03
David G. Thomas............................................................      7,548                     .05
Scott C. Selbach...........................................................     33,389(h)(i)               .22
John S. Barsanti...........................................................     24,400(h)(i)               .16
James B. Pineau............................................................     25,449(h)(i)               .17
John W. Altmeyer...........................................................     28,056(h)(i)               .18
Steven J. Ford.............................................................      2,500(i)                  .02
17 Directors and current executive officers as a group.....................  2,077,118(h)(i)             13.18

------------------------
(a) The shares are held in various fiduciary capacities. The shareholder has shared voting and/or dispositive powers with respect to all shares.

(b) Includes 285,696 shares (1.86%) held by a trust for the benefit of Mrs. Bryant's children as to which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(c) Includes 201,600 shares (1.32%) held by the Ohrstrom Foundation, of which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(d) Includes 1,000 shares held by Mr. Calder's wife and 800 shares held by Mr. Calder's wife as custodian for the benefit of their two children. Mr. Calder disclaims beneficial ownership of these shares.

(e) Includes 2,600 shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these shares.

(f) Includes 245,696 shares (1.60%) held by a trust for the benefit of Mr. Ohrstrom's children as to which Mr. Ohrstrom and Mr. Munn are co-trustees. Each disclaims beneficial ownership of these shares.

(g) Includes 1,000 shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these shares.

(h) Includes shares allocated to the accounts of the following named officers participating in the Company's Employee Incentive Savings Plan; Mr. Munn, 1,713 shares; Mr. Hall, 1,619 shares; Mr. Selbach, 1,418 shares; Mr. Altmeyer, 1,056 shares; Mr. Barsanti, 700 shares; Mr. Pineau, 1,349 shares. Each participant in the Plan has the right to direct the voting of shares allocated to his account. Shares are held by the trustee of the Employee Incentive Savings Plan in a commingled trust fund with beneficial interest allocated to each participant's account.

(i) Includes shares which the following named officers and other executive officers have the right to acquire within 60 days through the exercise of stock options issued by the Company; Mr. Munn, 223,500 shares; Mr. Hall, 125,000 shares; Mr. Selbach, 23,667 shares; Mr. Barsanti, 22,000 shares; Mr. Pineau, 21,000 shares; Mr. Altmeyer, 20,000 shares; Mr. Ford, 2,500 shares; and other executive officers, 333 shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until the stock issued upon exercise of the options has been held for a continuous period of four years.

(j) Includes 4,400 shares (less than .01%) held by various trusts for the benefit of Mr. Ohrstrom's children as to which Mr. Ohrstrom is a co-trustee. Mr. Ohrstrom disclaims beneficial ownership of these shares.

                               BOARD OF DIRECTORS

A.  ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for a classified Board of Directors under which the Board is divided into three classes of Directors, each class as nearly equal in number as possible.

    At the Annual Meeting three (3) Directors are to be elected. The Directors will be elected to serve for a three-year term until the 1999 Annual Meeting and until their successors are elected and qualified. Proxies received by the Board of Directors containing no instructions to the contrary will be voted for the three nominees listed below. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five votes for each share, will be voted with one vote for each share. (See "Voting By Proxy and Confirmation of Beneficial Ownership" beginning on page 13.) In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

                             NOMINEES FOR ELECTION

    The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

                                                   POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,       PERIOD OF SERVICE
              NAME                    AGE                     AND OTHER DIRECTORSHIPS                   AS DIRECTOR (A)
--------------------------------      ---      ------------------------------------------------------  -----------------
Henry J. Forrest                          62   Past Director, President and Chief Operating Officer    August, 1993 to
                                                of Inter-City Products Corporation, a manufacturer of   date
                                                air conditioning products. Member of Audit and
                                                Pension and Benefits Committees of the Company.
Peter L.A. Jamieson                       57   Director of Robert Fleming Holdings Limited, a United   January, 1996 to
                                                Kingdom investment banking firm. Deputy Chairman of     date
                                                Robert Fleming & Co. Limited. Director of Jardine
                                                Fleming Group Limited, Scottish Amicable Life
                                                Assurance Society, Kleinwort Overseas Investment
                                                Trust and Jardine Strategic Holdings Ltd.
Dr. Peter F. Krogh                        59   Dean Emeritus and Distinguished Professor, School of    May, 1995 to date
                                                Foreign Service, Georgetown University. Trustee,
                                                Winthrop Focus Funds-Wood, Struthers and Winthrop.
                                                Member of Audit Committee of the Company.

                         DIRECTORS WITH UNEXPIRED TERMS

    The following table sets forth certain information relating to each Director whose term has not expired, as furnished to the Company by the Director. Except as otherwise indicated, each Director has had the same principal occupation or employment during the past five years.

                                                   POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,       PERIOD OF SERVICE
              NAME                    AGE                     AND OTHER DIRECTORSHIPS                   AS DIRECTOR (A)
--------------------------------      ---      ------------------------------------------------------  -----------------
Magalen O. Bryant (b)                     67   Investor in various corporations. Director of Dover     April, 1978 to
                                                Corporation and O'Sullivan Corporation. Member of the   date
                                                Audit and Pension and Benefits Committees of the
                                                Company.
Donald G. Calder                          58   Member of firm of G. L. Ohrstrom & Co., a private       December, 1984 to
                                                investment firm. Director of Central Securities         date
                                                Corporation, Roper Industries, Inc., Harrow
                                                Industries, Inc. and Brown-Forman Corporation. Member
                                                of Executive and Audit Committees of the Company.
Paul J. Choquette, Jr.                    57   President of Gilbane Building Company. Chairman of      April, 1991 to
                                                Gilbane Properties, Inc., a real estate development     date
                                                and management company. Director of Fleet Financial
                                                Group, Inc. and Eastern Utilities Associates.
                                                Chairman of the Audit Committee and member of the
                                                Pension and Benefits Committee of the Company.

                                                   POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,       PERIOD OF SERVICE
              NAME                    AGE                     AND OTHER DIRECTORSHIPS                   AS DIRECTOR (A)
--------------------------------      ---      ------------------------------------------------------  -----------------
Dennis J. Hall                            54   President, since February, 1995, and Executive Vice     February, 1995 to
                                                President, Treasurer and Chief Financial Officer,       date
                                                from August, 1989 to February 1995, of the Company.
Stephen P. Munn                           53   Chief Executive Officer, since September, 1988, and     September, 1988
                                                Chairman of the Board, since January, 1994, and         to date
                                                President from September, 1988 to February, 1995, of
                                                the Company. Director of International Imaging
                                                Materials and O'Sullivan Corporation. Member of Ex-
                                                ecutive Committee of the Company.
George L. Ohrstrom, Jr. (b)               68   Member of firm of G. L. Ohrstrom & Co., a private       April, 1963 to
                                                investment firm. Director of Roper Industries, Inc.     date
                                                and Harrow Industries, Inc. Chairman of Executive and
                                                Compensation Committees of the Company.
Eriberto R. Scocimara                     60   President and Director of Hungarian-American            July, 1970 to
                                                Enterprise Fund. President, 1991-1992, LCS - America,   date
                                                Inc. Director of Quaker Fabric Corporation, Roper
                                                Industries, Inc. and Harrow Industries, Inc. Member
                                                of Executive and Compensation Committees and Chairman
                                                of Pension and Benefits Committee of the Company.
David G. Thomas                           70   Past Chairman of the Fleming Enterprise Investment      November, 1989 to
                                                Trust PLC., a United Kingdom investment trust.          date
                                                Director of Interface, Inc. Member of Audit, Pension
                                                and Benefits and Compensation Committees of the
                                                Company.

------------------------
(a) Information reported includes service as a director of Carlisle Corporation, the Company's predecessor.

(b) Mrs. Bryant and Mr. Ohrstrom are related to one another as sister and brother.

B.  MEETINGS OF THE BOARD AND CERTAIN COMMITTEES; REMUNERATION OF DIRECTORS

    During 1995, the Board of Directors of the Company held five meetings. The annual fee paid to each Director who is not a member of management is $20,000. Each Director may elect to receive the entire annual fee in cash or one-half of the fee in cash and the other half in shares of Common Stock of the Company with a market value equal to that amount. The fee paid to a Director for each Board meeting attended is $750.

    The Board has standing Executive, Audit, Compensation and Pension and Benefits Committees.

    The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 1995, the Executive Committee met three times. Each member of the Executive Committee (other than Mr. Munn, the Company's Chief Executive Officer) receives an annual fee of $15,000; the Chairman of the Committee receives an additional fee of $8,000. In addition, each member receives $300 for each meeting attended.

    The functions of the Audit Committee consist of annually recommending to the Board of Directors the appointment of independent auditors; reviewing with the auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; and reviewing the adequacy of the Company's system of internal accounting controls. During 1995, the Audit Committee held four meetings. Members of the Audit Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $5,000 and each member of the Committee receives an annual fee of $1,000.

    The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company. During 1995, the Compensation Committee met twice. Members of the Compensation Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs and implements changes recommended by the Board. During 1995, the Pension and Benefits Committee met twice. Members of the Pension and Benefits Committee each receive $300 for each meeting attended; and the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    Directors are occasionally asked to serve on special committees and are typically paid $300 for each meeting attended and are paid $1,000 for a visit to a plant site which may require an overnight stay.

    For 1995 all Directors attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she was eligible to attend and (ii) all meetings of committees of the Board on which the Director served.

    Each Director who is not a member of management is a participant in a Director Retirement Program. Each such Director who has attained five years of service on the Board as a non-employee is eligible to receive retirement benefits under the Program. Upon retirement from the Board, each eligible Director will receive monthly payments equal to one-twelfth (1/12) the annual fee paid to each Director (cash and stock) in effect on the date of retirement. The Program payments continue for the number of years equal to each Director's years of service on the Board; or until the death of the Director, whichever occurs first. In the event a retired Director receiving payments dies before receiving his or her full benefit; the Director's surviving spouse will receive the remaining benefits until the spouse's death or the benefit is completed, whichever occurs first. As of December 31, 1995, Mr. E. Douglas Kenna, Mrs. Allen Ohrstrom (surviving spouse of Mr. Ricard R. Ohrstrom) and Mr. Erskine H. White, Jr. were eligible to receive benefits under the Program.

                       COMPENSATION OF EXECUTIVE OFFICERS

A.  SUMMARY COMPENSATION TABLE

    The following table discloses compensation received during the three fiscal years ended December 31, 1993-1995 by Mr. Munn, the Company's Chief Executive Officer, and by each of the four remaining most highly paid executive officers who were serving as executive officers at the end of 1995. In addition, information is provided for John S. Barsanti and James B. Pineau, each of whom served as an executive officer of the Company during a portion of the 1995 fiscal year:

                                                                                       LONG TERM COMPENSATION
                                                                                 -----------------------------------
                                                       ANNUAL COMPENSATION (1)     SECURITIES
                                                       ------------------------    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR     SALARY ($)    BONUS ($)   OPTIONS (#)(3)  COMPENSATION ($)(2)
------------------------------------------  ---------  -----------  -----------  --------------  -------------------
Stephen P. Munn ..........................       1995  $   525,000  $   400,000        60,000         $   6,000
 Chairman and Chief                              1994      490,000      375,000        50,000             6,000
 Executive Officer                               1993      425,000      350,000       100,000             9,433
Dennis J. Hall ...........................       1995  $   315,000  $   226,000        30,000         $   6,000
 President                                       1994      300,000      215,000        25,000             6,000
                                                 1993      275,000      200,000        30,000             7,815
Scott C. Selbach (4) .....................       1995  $   158,500  $   100,000        10,000         $   6,000
 Vice President,                                 1994      145,000       88,000         5,000             6,000
 Europe                                          1993      133,000       70,000         4,000             7,032
John W. Altmeyer .........................       1995  $   118,167  $    75,000         7,500         $   6,000
 Vice President,                                 1994      100,000       56,160         5,000             6,000
 Corporate Development                           1993       89,900       48,366         3,000             4,145
Steven J. Ford (5) .......................       1995  $    61,875  $    45,000         7,500         $       0
 Vice President, Secretary and General
 Counsel
John S. Barsanti .........................       1995  $   138,379  $    73,700         7,500         $   6,000
 Formerly Vice President,                        1994      127,900       74,822         5,000             6,000
 Planning and Administration                     1993      121,800       47,356         4,000             6,572
James B. Pineau ..........................       1995  $   150,497  $    46,200         7,500         $   6,000
 Formerly Vice President                         1994      122,000       62,806         5,000             6,000
 and Controller                                  1993      116,200       41,413         4,000             5,996

------------------------
(1) Includes amounts earned in fiscal year.

(2) Contribution to the Company 401(k) plan.

(3) Common Stock of the Company. Amounts in 1993 reflect adjustments for two-for-one stock split on June 1, 1993.

(4) Mr. Selbach served as Vice President, Secretary and General Counsel until July, 1995 and, thereafter, as Vice President, Europe

(5) Mr. Ford was hired as Vice President, Secretary and General Counsel in July, 1995.

B.  STOCK OPTION GRANTS IN 1995

    The following table discloses information on stock option grants in fiscal 1995 to the named executive officers and the potential stock price appreciation to all shareholders and all optionees and restricted share recipients assuming the rates of appreciation set forth below.

                                 INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------      POTENTIAL PRE-TAX (2)
                              NUMBER OF                                               REALIZABLE VALUE AT ASSUMED
                             SECURITIES     % OF TOTAL                                ANNUAL RATES OF STOCK PRICE
                             UNDERLYING   OPTIONS GRANTED   EXERCISE                  APPRECIATION FOR OPTION TERM
                               OPTIONS     TO EMPLOYEES       PRICE     EXPIRATION   ------------------------------
NAME                         GRANTED (#)  IN FISCAL YEAR     ($/SH)      DATE (1)          5%             10%
---------------------------  -----------  ---------------  -----------  -----------  --------------  --------------
Stephen P. Munn............      60,000           27.1      $   34.63      1/31/05   $    1,309,014  $    3,303,702
Dennis J. Hall.............      30,000           13.6          34.63      1/31/05          654,507       1,651,851
Scott C. Selbach...........      10,000            4.5          34.63      1/31/05          218,169         550,617
John W. Altmeyer...........       7,500            3.4          34.63      1/31/05          163,627         412,963
Steven J. Ford.............       7,500            3.4          39.25      7/11/05          185,456         468,056
John S. Barsanti...........       7,500            3.4          34.63      1/31/05          163,627         412,963
James B. Pineau............       7,500            3.4          34.63      1/31/05          163,627         412,963
All Optionees and
 Restricted Share
 Recipients as a Group
 (3).......................                                                               5,321,832      13,431,293
All Shareholders as a Group
 (3).......................                                                             329,886,080     832,569,630

------------------------
(1) Options are exercisable, in the case of Mr. Ford, 33.3% on 7/12/95; 33.3% on 7/12/96 and the balance on 7/12/97 and thereafter, cumulatively, through the expiration date, and, in the case of the other executive officers, 33.3% on 2/1/95; 33.3% on 2/1/96 and the balance on 2/1/97 and thereafter, cumulatively, through the expiration date. In addition, the options are immediately exercisable upon a Change in Control.

(2) Prior to applicable federal, state and other taxes.

(3) Under the Company's Executive Incentive Program, certain employees of the Company's operating divisions and subsidiaries who are not named in the Summary Compensation Table are eligible to receive stock options and shares of restricted stock of the Company. Separate rows are added to the table for recipients of all equity based Company compensation as a group and for all shareholders as a group to illustrate the potential stock price appreciation to all shareholders.

C.  AGGREGATED OPTION EXERCISES IN 1995 AND YEAR END VALUES

    The following table discloses information on stock option exercises in fiscal 1995 by the named executive officers and the value of each officer's unexercised stock options on December 31, 1995.

                                        SHARES       PRE-TAX (1)
                                     ACQUIRED ON        VALUE
NAME                                 EXERCISE (#)  REALIZED ($)(2)         NUMBER OF SECURITIES           PRE-TAX (1) VALUE OF
-----------------------------------  ------------  ----------------       UNDERLYING UNEXERCISED       UNEXERCISED, IN-THE-MONEY
                                                                          OPTIONS AT FISCAL YEAR         OPTIONS AT FISCAL YEAR
                                                                                 END (#)                       END ($)(3)
                                                                        --------------------------     --------------------------
                                                                        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
Stephen P. Munn....................       50,700   $     1,187,186          186,833        56,667      $  2,582,433  $    327,719
Dennis J. Hall.....................       20,000           428,800          106,667        28,333         1,753,309       163,856
Scott C. Selbach...................        4,000            90,280           18,666         8,334           278,457        48,096
John W. Altmeyer...................        4,000            86,510           15,833         6,667           234,552        38,519
Steven J. Ford.....................            0                 0            2,500         5,000             2,813         5,625
John S. Barsanti...................            0                 0           17,833         6,667           271,672        38,519
James B. Pineau....................        4,000            90,280           16,833         6,667           250,297        38,519

------------------------
(1) Prior to applicable federal, state and other taxes.

(2) Value realized is calculated by subtracting the exercise price from the fair market value of Company stock on the date of exercise.

(3) Total value of options is calculated by subtracting the exercise price from the fair market value of Company stock of $40.375 as of December 31, 1995.

D.  PENSION PLAN TABLE

    The following table discloses estimated annual benefits payable upon retirement with respect to the retirement plans for employees of the Company and its subsidiaries.

                                                               YEARS OF SERVICE
                                        ---------------------------------------------------------------
REMUNERATION                             15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
--------------------------------------  -----------  -----------  -----------  -----------  -----------
$ 150,000.............................  $    30,648  $    40,864  $    51,080  $    61,295  $    71,511
  200,000.............................       41,898       55,864       69,830       83,795       97,761
  250,000.............................       53,148       70,864       88,580      106,295      124,011
  300,000.............................       64,398       85,864      107,330      128,795      150,261
  350,000.............................       75,648      100,864      126,080      151,295      176,511
  400,000.............................       86,898      115,864      144,830      173,795      202,761
  450,000.............................       98,148      130,864      163,580      196,295      229,011
  500,000.............................      109,398      145,864      182,330      218,795      255,261
  550,000.............................      120,648      160,864      201,080      241,295      281,511
  600,000.............................      131,898      175,864      219,830      263,795      307,761
  650,000.............................      143,148      190,864      238,580      286,295      334,011
  700,000.............................      154,398      205,864      257,330      308,795      360,261
  750,000.............................      165,648      220,864      276,080      331,295      386,511
  800,000.............................      176,898      235,864      294,830      353,795      412,761
  850,000.............................      188,148      250,864      313,580      376,295      439,011
  900,000.............................      199,398      265,864      332,330      398,795      465,261
  950,000.............................      210,648      280,864      351,080      421,295      491,511
 1,000,000............................      221,898      295,864      369,830      443,795      517,761
 1,050,000............................      233,148      310,864      388,580      466,295      544,011
 1,100,000............................      244,398      325,864      407,330      488,795      570,261
 1,150,000............................      255,648      340,864      426,080      511,295      596,511
 1,200,000............................      266,898      355,864      444,830      533,795      622,761

    Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses (shown in the Annual Compensation columns of the Summary Compensation Table). Benefits are computed as a percentage of final average earnings, subject to reductions for Social Security amounts. As of December 31, 1995, the full years of credited service under the plans for each of the following individuals were as follows:
Mr. Munn, 6 years; Mr. Hall, 5 years; Mr. Selbach, 5 years; Mr. Altmeyer, 5 years; Mr. Ford, 0 years, Mr. Barsanti, 4 years; and Mr. Pineau, 5 years.

E.  COMPENSATORY ARRANGEMENTS AND RELATED TRANSACTIONS

    The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors), voluntarily leave the employ of the Company until a third person has terminated his or its efforts to effect a Change of Control or until a Change of Control has occurred.

    In the event of a termination of the individual's employment within three years of a Change of Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

    At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Mr. Munn, Mr. Hall, Mr. Selbach, Mr. Altmeyer, Mr. Ford, Mr. Barsanti and Mr. Pineau are each a party to such an agreement.

F.  PERFORMANCE GRAPH

    The following graph shows a five-year comparison of cumulative total returns, assuming reinvestment of dividends, for the Company, the S&P 500 Composite Index and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CARLISLE    S&P 500   RUSSELL 2000
1990          100.00     100.00        100.00
1991          142.50     130.50        146.10
1992          167.87     140.55        172.98
1993          246.09     154.60        205.68
1994          272.42     156.61        201.77
1995          307.24     215.34        259.07

G.  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The policies of the Compensation Committee of the Board of Directors of the Company are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

    Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. The Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation. However, no pre-established compensation targets are set nor are any specific objective performance criteria or pre-established weights thereof assigned to any component to the exclusion of others.

    Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities.

    Annual cash bonuses awarded to executive officers are based on a percentage of each officer's base salary. The percentage of base salary for each officer is determined each year by the Committee based on an unweighted subjective evaluation of individual performances as reported to the Committee by the Chief Executive Officer, an objective review of Company performance criteria, such as sales, operating earnings, net earnings per share and stock price, acquisitions, strategic accomplishments and other factors as the Committee deems appropriate.

    Amounts paid as annual cash bonuses to the Chief Executive Officer and the four remaining highest compensated officers of the Company are included as compensation under Section 162(m) of the Internal Revenue Code for purposes of determining the extent to which a tax deduction will be disallowed to the Company for annual compensation paid to any such person in excess of $1,000,000. In order to exclude annual cash bonuses from the calculation of the $1,000,000 limitation, such amounts must be paid solely on account of the attainment of one or more performance goals that precludes the exercise of discretion by the Compensation Committee. The Compensation Committee believes that its policy of evaluating subjective individual performances in awarding annual cash bonuses is important to attracting, retaining and motivating key personnel of the Company and has determined that such discretion should be maintained in order to serve the best interests of the Company.

    Stock options are generally awarded annually under a provision of the Company's Executive Incentive Plan which gives the Committee discretion to award stock options to executive employees. Under amendments to the stock option plan approved by the shareholders, compensation paid in the form of nonqualified stock options will constitute "performance-based compensation" under Section 162(m) of the Internal Revenue Code. In addition to preserving the Company's income tax deduction for compensation paid in the form of nonqualified stock options, the amendments enhance the performance-related policies of the
Compensation Committee by assuring that compensation attributable to the exercise of stock options is paid solely on account of the attainment of a specified performance goal, namely, appreciation in value of the Company's stock. The amendments also function to reward executive officers only to the extent that the Company's shareholders have benefitted from share appreciation. Under the amendments, stock options will generally be granted with an option price equal to the fair market value of the Company's stock on the date of grant. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option shares in any one fiscal year period. While the number of stock options awarded to any executive officer by the Committee is not determined by a pre-established plan formula, the Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options.

    With respect to compensation earned by the executive officers of the Company in 1995 (including bonus compensation paid in 1996), the Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including the Company's performance against prior year financial figures and ratios and the enumerated critical success factors outlined in the 1995 Annual Report to Shareholders. The Compensation Committee found, as reflected in the financial statements of the Company for the year ending December 31, 1995, that the Company performed favorably in 1995 against prior year sales (up 19%), net earnings (up 24%), net earnings per share (up 23%) and stock price (up 11.8%). The Company also performed favorably against its critical success factors as outlined in the 1995 Annual Report to Shareholders. Of course, industry standards and global economic conditions also influenced executive compensation decisions by the Committee.

    Compensation paid to Mr. Stephen P. Munn, the Company's Chief Executive Officer, was assessed on both qualitative and quantitative performance-based measures consistent with the policies set forth above. While the Committee included in Mr. Munn's performance measurement a comparative review of Company financial figures and ratios, which it found favorable, principal among all criteria considered by the Committee in establishing Mr. Munn's compensation was the continued significant enhancement in shareholder value. Total return in shareholder value approximated 12.8 percent for fiscal year 1995 and exceeded 207 percent for the five-year period ending on December 31, 1995. In addition, the total market value of the Company's outstanding stock increased over $61 million in fiscal year 1995. Quarterly dividends increased over 10.5 percent, enabling the Company to pass on a portion of the Company's earnings to shareholders.

                                          CARLISLE COMPANIES INCORPORATED
                                          COMPENSATION COMMITTEE

                                          George L. Ohrstrom, Jr., Chairman
                                          Eriberto R. Scocimara
                                          David G. Thomas

                             SELECTION OF AUDITORS

    KPMG Peat Marwick LLP audited the accounts of the Company, and its subsidiaries for the year ended December 31, 1993. On March 4, 1994, upon the recommendation and approval of the Audit Committee, the Company appointed the accounting firm of Arthur Andersen LLP as independent accountants for fiscal year 1994 to replace KPMG Peat Marwick LLP, effective with such appointment. Arthur Andersen LLP was recommended by the Audit Committee to audit the accounts of the Company and its subsidiaries for the years ending December 31, 1995 and 1996. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

    During the interim period preceding March 4, 1994, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any other reportable events.

                     SHAREHOLDER PROPOSALS FOR PRESENTATION
                           AT THE 1997 ANNUAL MEETING

    If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 1997 Annual Meeting, the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at the executive offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258, Attn: Secretary, no later than November 11, 1996. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

    To assure that your shares will be represented at the Annual Meeting, please complete, sign, and return the enclosed Proxy Card in the envelope provided for that purpose, whether or not you expect to attend. Shares represented by a valid proxy will be voted as specified.

    Any shareholder may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258 Attention:
Secretary) or by attending the Annual Meeting and voting in person.

    The number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition.

    Shareholders whose shares of Common Stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares owned as of February 26, 1996, were beneficially owned before February 26, 1992, entitling such shareholder to five votes per share, and how many were acquired after February 25, 1992, entitling such shareholder to one vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after February 25, 1992, and the shareholder will be entitled to one vote for each share. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the voting of his or her shares at the Annual Meeting.

    Proxy Cards are being furnished to shareholders of record on February 26, 1996 whose shares of Common Stock on the records of the Company show the following:

        (i) that such shareholder had beneficial ownership of such shares before February 26, 1992, and there has been no change since that date, thus entitling such shareholder to five votes for each share; or

        (ii) that beneficial ownership of such shares was effected after February 25, 1992, thus entitling such shareholder to one vote for each share; or

       (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five votes for some shares and one vote for other shares.

    Printed on the Proxy Card for each individual shareholder of record is the number of shares of Common Stock for which he or she is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

    Shareholders of record are urged to review the number of shares shown on their Proxy Cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with the Proxy Card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

    In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Annex A for those exceptions.

    By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

    (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five votes or one vote.

    (ii) In the event the Treasurer of the Company, in his or her sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he or she may require such additional evidence and, until it is provided in form and substance satisfactory to him or her, a change in beneficial ownership during such period shall be deemed to have taken place.

   (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

                               VOTING PROCEDURES

    The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

    Election of Directors shall be by ballot whenever requested by a majority of the persons entitled to vote and present at the Annual Meeting, but unless so requested, may be held in any way approved at the Annual Meeting.

    All proxies will be voted, if no contrary instruction is indicated on the Proxy Card, for the election as Directors of the persons nominated by the Board of Directors of the Company.

    All shares of Common Stock in the Company's Employee Incentive Savings Plan that have been allocated to the account of a participant for which the Trustee receives voting instructions will be voted in accordance with those instructions. All Common Stock that has been allocated to the account of a participant for which the Trustee has not received voting instructions, and any shares which have not been allocated to account of a participant, will be voted by the Trustee in the same proportion as the shares for which the Trustee has received voting instructions from participants.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be, or is intended to be, presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy Card to vote according to their best judgment.

                                          By Order of the Board of Directors

                                          Steven J. Ford,
                                          SECRETARY
Dated: March 15, 1996

                                    ANNEX A
          SUBPARAGRAPH B OF ARTICLE FOURTH OF THE RESTATED CERTIFICATE
              OF INCORPORATION OF CARLISLE COMPANIES INCORPORATED

    (I) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

   (II) A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

        (A) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

        (B) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (C) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (D) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

   (III) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK:

        (A) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

        (B) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION
    (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES
    (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30,

    1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

        (C) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

        (D) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

   (IV) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

        (A) ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

        (B) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISIONS OF THIS ARTICLE FOURTH.

        (C) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

        (D) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN
    WITH    RESPECT   TO   AN    OUTSTANDING   SHARE   OF    COMMON   STOCK   IF

    NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

        (E) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

        (F) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

        (G) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

        (H) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

        (I) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

        (J) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

        (K) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT; PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

    (V) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGES IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED, FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE

CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

   (VI) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

  (VII) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

PROXY                                                                      PROXY
                         CARLISLE COMPANIES INCORPORATED

                    Proxy Solicited By The Board Of Directors
             For The Annual Meeting of Shareholders - April 22, 1996

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 12:00 Noon on Monday, April 22, 1996, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                        __   Check here for address change.
                                             New Address:
                                             ______________________________
                                             ______________________________
                                             ______________________________

                  (Continued and to be signed on reverse side.)

                         Carlisle Companies Incorporated
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   /x/


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.

1.   Election of Directors -
     Nominees: Henry J. Forrest,
     Dr. Peter F. Krogh and
     Peter L.A. Jamieson

     FOR                      / /

     WITHHELD                 / /

     FOR ALL
     (Except those whose names are written on the line provided below)
                              / /       ________________________________________




                                             Please sign exactly as your name
                                             appears.  If acting as attorney,
                                             executor, trustee, or in
                                             representative capacity, sign name
                                             and indicate title.


                                        Dated: ___________________________, 1996



                                        Signature(s) ___________________________

                                        ________________________________________
                                        Please vote, sign, date and return this
                                        proxy card promptly using the enclosed
                                        envelope.

PROXY                                                                      PROXY
                         CARLISLE COMPANIES INCORPORATED

                    Proxy Solicited By The Board Of Directors
             For The Annual Meeting of Shareholders - April 22, 1996

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 12:00 Noon on Monday, April 22, 1996, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                        __   Check here for address change.
                                             New Address:
                                             ______________________________
                                             ______________________________
                                             ______________________________

                  (Continued and to be signed on reverse side.)

                         Carlisle Companies Incorporated
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   /x/


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.

1.   Election of Directors -
     Nominees: Henry J. Forrest,
     Dr. Peter F. Krogh and
     Peter L.A. Jamieson

     FOR                 / /

     WITHHELD            / /
     FOR ALL
     (Except those whose names are written on the line provided below)
                         / /       ________________________________________

                                   VOTING CONFIRMATION

                                   Please provide the number of shares
                                   beneficially owned for each category as
                                   of February 26, 1996.

                                   _____ shares beneficially owned BEFORE
                                   February 26, 1992 entitled to five votes each.

                                   _____ shares beneficially owned AFTER
                                   February 25, 1992 entitled to one vote each.

                                   If no confirmation is provided, all
                                   shares will be entitled to one vote each.

                                        Please sign exactly as your name
                                        appears.  If acting as attorney,
                                        executor, trustee, or in representative
                                        capacity, sign name and indicate title.


                                   Dated: ___________________________, 1996


                                   Signature(s) ___________________________
                                   ________________________________________
                                   Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

     Unless otherwise specified below, this Proxy will be voted FOR the election as Directors of the nominees listed below.

                         CARLISLE COMPANIES INCORPORATED
             THIS PROXY FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     At the Annual Meeting of Stockholders of Carlisle Companies Incorporated to be held on Monday, April 22, 1996, at 12:00 Noon at the offices of the Company, 250 South Clinton Street; Suite 201, Syracuse, New York and all adjournments thereof, Stephen P. Munn and Dennis J. Hall, and each of them, are authorized to represent me and vote my shares on the following:

ITEM

     1.        The election of three (3) Directors.  The nominees are:
               Henry J. Forrest, Dr. Peter F. Krogh and Peter L.A. Jamieson

     2.        Any other matter properly brought before this meeting.
(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to each nominee for Director)

                              SHARES BENEFICIALLY OWNED BEFORE FEBRUARY  26,
                                    1992.  (POST NUMBER OF  SHARES,
                                        NOT NUMBER OF VOTES)
                              -----------------------------------------------
                              FOR            AGAINST        ABSTAIN
                              ---            -------        -------
1. DIRECTORS
HENRY J. FORREST ....         _______        _______        _______
DR. PETER F. KROGH ..         _______        _______        _______
PETER L.A. JAMIESON .         _______        _______        _______


                                 SHARES BENEFICIALLY OWNED AND ACQUIRED
                              AFTER FEBRUARY 25, 1992 (POST NUMBER OF SHARES,
                                          NOT NUMBER OF VOTES)
                              -----------------------------------------------
                              FOR            AGAINST        ABSTAIN
                              ---            -------        -------
1. DIRECTORS
HENRY J. FORREST ....         _______        _______        _______
DR. PETER F. KROGH ..         _______        _______        _______
PETER L.A. JAMIESON .         _______        _______        _______

                                        POST ONLY RECORD POSITION:
                                          DO NOT TABULATE VOTES


                                 DATED _________________________________, 1996
                                       ________________________________________
                                       ________________________________________
      "ADDRESS LABEL"         SIGNATURE OF STOCKHOLDER
                              PLEASE SIGN YOUR NAME AS IT APPEARS ON THE PROXY.
                              IN CASE OF MULTIPLE OR JOINT OWNERSHIP, ALL SHOULD
                              SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMIN-
                              ISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS
                              SUCH.

                         TIME-PHASED VOTING INSTRUCTIONS

                         CARLISLE COMPANIES INCORPORATED

                      Voting Procedures - Beneficial Owners
                 Common Stock of Carlisle Companies Incorporated

TO ALL BANKS, BROKERS AND NOMINEES:

     Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on February 26, 1996 and who acquired Carlisle Common Stock before February 26, 1992, will be entitled to cast five votes per share at the Annual Meeting to be held on April 22, 1996. Those holders of record who acquired their shares after February 25, 1992 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

     To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

                               VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of February 26, 1996.

     _____ shares beneficially owned BEFORE February 26, 1992 entitled to five votes each.

     _____ shares beneficially owned and acquired AFTER February 25, 1992 entitled to one vote each.

     If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

     YOU DO NOT HAVE TO TABULATE VOTES. Only record the number of shares shown on the "Vote Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER February 25, 1992.

     IF YOU ARE A BROKER, DO NOT CONFIRM SHARES. Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

     IF YOU ARE A BANK, YOU MAY WISH TO FOLLOW YOUR USUAL PROCEDURES AND FURNISH THE PROXY CARD TO THE BENEFICIAL OWNER. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Vote Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Harris Trust and Savings Bank, P.O. Box A-3800, Chicago, Illinois 60690-9608.

March 15, 1996